Note 14 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

NOTE 14 – COMMITMENTS AND CONTINGENCIES

Contingencies

The Company was named as the defendant in a lawsuit filed on April 18, 2014 in state district court in Salt Lake City, Utah.  The plaintiff is Tekko Enterprises, Inc., which was hired in 2012 as project manager for the construction of a processing plant at the Company’s Dragon Mine property and terminated in 2013 before the completion of the plant.  The complaint seeks damages of $346,000, unpaid amounts that the plaintiff claims it is entitled to under the project management agreement and two purchase orders.  The Company intends to vigorously defend against the claims and to counterclaim.

In accordance with ASC Topic 450, when applicable, we record accruals for contingencies when it is probable that a liability will be incurred and the amount of loss can be reasonably estimated. In addition to the matter described above, we may become involved in or subject to, routine litigation, claims, disputes, proceedings and investigations in the ordinary course of business, could have a material adverse effect on our financial condition, cash flows or results of operations.

Office Lease

The Company extended their lease agreement for office space through December 31, 2015 at a monthly rent of $12,691 and intends to extend it further for an additional year through 2016 for an aggregate commitment of approximately $309,871 at December 31, 2014, payable over the next two years.